UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2012

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K, at the annual meeting of shareholders of Senior Housing Properties Trust, or the Company, held on May 17, 2012, the Company’s shareholders approved the adoption of the Senior Housing Properties Trust 2012 Equity Compensation Plan, or the 2012 Plan.  The 2012 Plan replaces the Company’s 1999 Inentive Share Award Plan and its 2003 Incentive Share Award Plan as the plan under which the Company grants equity awards to meet its objective of compensating and rewarding the Company’s officers and Trustees, employees of the Company’s manager, consultants, advisors or other persons or entities providing management, administrative or other services to the Company or its subsidiaries.  The 2012 Plan reserves for issuance a total of 3,000,000 of the Company’s common shares of beneficial interest, par value $0.01 per share, or Common Shares, for new awards and permits the Company to continue to grant awards of Common Shares through May 17, 2022.

A copy of the 2012 Plan, which reflected the plan that was approved by the Company’s shareholders, was included as Appendix A to the Company’s proxy statement for the Company’s 2012 annual meeting of shareholders, which proxy statement was filed with the Securities and Exchange Commission, or SEC, on February 21, 2012, and is available at the SEC’s website at www.sec.gov.  The terms and conditions of the 2012 Plan and information pertaining to certain participants in the 2012 Plan are described in detail in that proxy statement.  The foregoing description of the 2012 Plan is qualified in its entirety by the terms of the 2012 Plan.  A copy of the 2012 Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting of the Company’s shareholders held on May 17, 2012, the Company’s shareholders elected, by a plurality of shares voted, Jeffrey P. Somers as the Independent Trustee in Group I of the Board of Trustees for a three year term of office until the Company’s 2015 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Somers received the following votes: For — 67,751,838; Withhold — 53,727,431; and Broker Non-Votes — 25,296,547.

The Company’s shareholders also elected, by a plurality of shares voted, Barry M. Portnoy as the Managing Trustee in Group I of the Board of Trustees for a three year term of office until the Company’s 2015 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Portnoy received the following votes: For — 52,430,274; Withhold — 69,048,995; and Broker Non-Votes — 25,296,547.

The Company’s shareholders approved the adoption of the 2012 Plan, which is further described under Item 5.02 of this Current Report on Form 8-K.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
117,309,020	3,814,887	355,362	25,296,547

The Company’s shareholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement dated February 21, 2012, relating to the Company’s 2012 annual meeting of shareholders.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
117,931,038	2,808,157	740,074	25,296,547

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
145,615,085	654,579	506,152	N/A

The results reported above are final voting results.

Item 8.01.  Other Events.

Change to Trustee Compensation; Share Grants

On May 17, 2012, the Company changed its trustee compensation arrangements.  A summary of the Company’s currently effective trustee compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

On May 17, 2012, the Company granted each of the Company’s Trustees 2,000 Common Shares valued at $20.48, the closing price of the Company’s Common Shares on the New York Stock Exchange on that day, consistent with the trustee compensation arrangements.

Item 9.01.  Financial Statements and Exhibits.

(d)                               Exhibits.

The Company hereby files the following exhibits:

10.1	Senior Housing Properties Trust 2012 Equity Compensation Plan.
10.2	Summary of Trustee Compensation.
10.3	Form of Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer

Date: May 23, 2012